Supplement to the
Fidelity® Sustainable High Yield ETF
December 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Cheng will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Portfolio Manager for the fund.
SHY-SUSTK-0524-101 1.9911179.101	May 20, 2024